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                                                                    EXHIBIT 21.2


                          WYNDHAM INTERNATIONAL, INC.
                                  SUBSIDIARIES



Bay Meadows Catering, a California corporation
Bay Meadows Operating Company LLC, a Delaware limited liability company BJV Realty, Inc., an Arizona corporation
Boulders Carefree Sewer Corporation, an Arizona corporation
Burrllen Enterprises of Maryland, a Maryland general partnership
C.I. Albuquerque Lessee GP, LLC., a Delaware limited liability company C.I. Albuquerque Lessee, L.P., a Delaware limited partnership
C.I. Atlanta Lessee, L.P., a Delaware limited partnership
C.I. Knoxville Lessee, L.P., a Delaware limited partnership
C.I. Lessee GP, Inc., a Delaware corporation
C.I. Omaha Lessee, L.P., a Delaware limited partnership
C.I. Overland Park Lessee, L.P., a Delaware limited partnership
C.I. Wichita Lessee, L.P., a Delaware limited partnership
Carefree Management LLC, a Delaware limited liability company
Centralized Operations, Inc., an Arizona corporation
CHMB, Inc., a Texas corporation
Clubhouse Inns of America, Inc., a Kansas corporation
El Conquistador Ferryboat, Inc., a Puerto Rico corporation
ESJ Hotel Corporation, a Delaware corporation
GH (Cayman) Limited, a Cayman Islands company
GH San Diego, Inc., a Delaware corporation
GH Trademarks, LLC, a Maryland limited liability company
GH-Atlanta, LLC, a Maryland limited liability company
GH-Chicago, Inc., an Illinois corporation
GH-Detroit, Inc., a Michigan corporation
GH-Galveston, Inc., a Texas corporation
GH-Greeneville, Inc., a Tennessee corporation
GH-Providence, Inc., a Rhode Island corporation
GH-Wichita, Inc., a Kansas corporation
GHALP Corporation, a Delaware corporation
GHALT Operating GP, Inc., a Delaware corporation
GHALT Operating Partnership, L.P., a Delaware limited partnership
GHMB, Inc., a Texas corporation
GHV-Colorado, Inc., a Colorado corporation
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Grand Heritage Hotels (Europe) Limited, a United Kingdom company
Grand Heritage Hotels, Inc., a Maryland corporation
Grand Heritage Leasing LLC, a Maryland limited liability company
Grand Heritage Real Estate Group LLC, a Maryland limited liability company Grand Management Services, Inc., a Florida corporation
HEPC Anatole, Inc., a Texas corporation
HEPC Annapolis, Inc., a Texas corporation
HEPC Aruba Beach, Inc., a Texas corporation
HEPC Atlanta Gwinnett, Inc., a Texas corporation
HEPC Atlanta Northlake, Inc., a Texas corporation
HEPC Bel Age, Inc., a Texas corporation
HEPC Bristol, Inc., a Texas corporation
HEPC Brookfield, Inc., a Texas corporation
HEPC Buckhead, Inc., a Texas corporation
HEPC Burlington, Inc., a Texas corporation
HEPC Cedar Rapids, Inc., a Texas corporation
HEPC Charlotte, Inc., a Texas corporation
HEPC Checkers, Inc., a Texas corporation
HEPC Clubhouse, Inc., a Texas corporation
HEPC Columbus, Inc., a Texas corporation
HEPC Commerce, Inc., a Texas corporation
HEPC Copley, Inc., a Texas corporation
HEPC Culver City, Inc., a Texas corporation
HEPC Dallas Market Center, Inc., a Texas corporation
HEPC Dedham, Inc., a Texas corporation
HEPC Denver, Inc., a Texas corporation
HEPC Detroit, Inc., a Texas corporation
HEPC Elbow Beach, Inc., a Texas corporation
HEPC Emerald Plaza, Inc., a Texas corporation
HEPC Franklin Plaza, Inc., a Texas corporation
HEPC GHALP, Inc., a Texas corporation
HEPC Greensport, Inc., a Texas corporation
HEPC Harbour Island, Inc., a Texas corporation
HEPC Indianapolis, Inc., a Texas corporation

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HEPC Kansas City, Inc., a Texas corporation
HEPC Kingston, Inc., a Texas corporation
HEPC LaGuardia, Inc., a Texas corporation
HEPC Las Colinas, Inc., a Texas corporation
HEPC Lax, Inc., a Texas corporation
HEPC Lax-U, Inc., a Texas corporation
HEPC Lexington, Inc., a Texas corporation
HEPC Long Term Stay, Inc., a Texas corporation
HEPC Marietta, Inc., a Texas corporation
HEPC Marin County, Inc., a Texas corporation
HEPC Metrocenter, Inc., a Texas corporation
HEPC Midtown Atlanta, Inc., a Texas corporation
HEPC Milwaukee, Inc., a Texas corporation
HEPC Monrovia, Inc., a Texas corporation
HEPC Morgan Bay, Inc., a Texas corporation
HEPC Mt. Olive, Inc., a Texas corporation
HEPC New Orleans, Inc., a Texas corporation
HEPC Newark, Inc., a Texas corporation
HEPC Northwest Chicago, Inc., a Texas corporation
HEPC Novi, Inc., a Texas corporation
HEPC O'Hare, Inc., a Texas corporation
HEPC Oakbrook Terrace, Inc., a Texas corporation
HEPC Orange County, Inc., a Texas corporation
HEPC Orlando, Inc., a Texas corporation
HEPC Overland Park, Inc., a Texas corporation
HEPC Palm Springs, Inc., a Texas corporation
HEPC Palmas, Inc., a Texas corporation
HEPC Park Central, Inc., a Texas corporation
HEPC Piscataway, Inc., a Texas corporation
HEPC Pittsburgh, Inc., a Texas corporation
HEPC Playhouse Square, Inc., a Texas corporation
HEPC Pleasanton, Inc., a Texas corporation
HEPC Pruneyard, Inc., a Texas corporation
HEPC Richmond, Inc., a Texas corporation

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HEPC Rose Hall, Inc., a Texas corporation
HEPC Salt Lake City, Inc., a Texas corporation
HEPC Schaumburg, Inc., a Texas corporation
HEPC Semi-Ah-Moo, Inc., a Texas corporation
HEPC Sugar Bay Club, Inc., a Texas corporation
HEPC Sugar Bay, Inc., a Texas corporation
HEPC Toronto, Inc., a Texas corporation
HEPC Valley Forge, Inc., a Texas corporation
HEPC Vinings, Inc., a Texas corporation
HEPC Waltham, Inc., a Texas corporation
HEPC Warwick, Inc., a Texas corporation
HEPC Wilmington, Inc., a Texas corporation
HEPC Windwatch, Inc., a Texas corporation
HEPC Wood Dale, Inc., a Texas corporation
Hotel Del Coronado Management Corporation, a Delaware corporation
Isla Verde Tourism Parking Corporation, a Puerto Rico corporation
Marquis Hotel Associates, a Pennsylvania joint venture
MBAH, Inc., a Texas corporation
P.H.G. LLC, a Maryland limited liability company
PAH GAH Holdings, L.P., a Delaware limited partnership
PAH GAH Holdings, LLC, a Delaware limited partnership
PAH Leasing, LLC, a Delaware limited liability company
PAH Stanly Holding LLC, a Delaware limited liability company
PAH Stanly Ranch LLC, a Delaware limited liability company
PAH-Columbus Holding, Inc., a Delaware corporation
PAH-Franchise Holding, Inc., a Delaware corporation
PAH-Interest Holding, Inc., a Delaware corporation
PAH-IP Holding, Inc., a Delaware corporation
PAH-Pittsburgh CI Holding, Inc., a Delaware corporation
PAH-Westmont CI Holding, Inc., a Delaware corporation
PAH-WMC Holding, Inc., a Delaware corporation
PAH-Xerxes Holding, Inc., a Delaware corporation

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Patriot American Hospitality Operating Partnership, L.P., a  Delaware
limited partnership
Patriot Grand Heritage, LLC, a Delaware limited liability company
Patriot Holding LLC, a Delaware limited liability company
Pittsburgh C.I. Inc., a Kansas corporation
Posadas de Puerto Rico Associates, Incorporation, a Delaware corporation Posadas de San Juan Associates, a New York joint venture
Posadas Finance Corp., a Delaware corporation
PWMB, Inc., a Delaware corporation
Resorts Services, Inc., an Arizona corporation
Rose Hall Associates, Limited Partnership, a Texas limited partnership Salt Lake City Operating GP, Inc., a Delaware corporation
Salt Lake City Operating Partnership, L.P., a Delaware limited partnership The Peaks Real Estate Services, Inc., an Arizona corporation
Waterfront Management Corporation, a Delaware corporation
Westmont C.I. Associates, L.P., a Delaware limited partnership
WH Garden Albuquerque, Inc., a Texas corporation
WH Interest, Inc., a Texas corporation
WHC Airport Corporation, a Delaware corporation
WHC Caribbean Ltd, a Jamaican corporation
WHC Columbus Corporation, a Delaware corporation
WHC Development Corporation, a Delaware corporation
WHC Franchise Corporation, a Delaware corporation
WHC Salt Lake City Corporation, a Delaware corporation
WHC Vinings Corporation, a Delaware corporation
WHCMB Overland Park, Inc., a Kansas corporation
WHCMB Toronto, Inc., a Canadian corporation
WHCMB Utah Private Club Corporation, a Utah corporation
WHCMB, Inc., a Delaware corporation
WHG El Con Corp., a Delaware corporation
WHG Resorts and Casinos Inc., a Delaware corporation
Williams Hospitality Group, Inc., a Delaware corporation
WITC, LLC, a Delaware limited liability company
Wyndham Hotels & Resorts (Aruba) N.V., an Aruba corporation
Wyndham Hotels & Resorts Management, Ltd., a Bermuda corporation
Wyndham IP Corporation, a Delaware corporation
Wyndham Management Corporation, a Delaware corporation
Xerxes Limited, a Jamaican corporation


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